                                                                    Exhibit 24



                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.


                                           SIGNED:  /s/ JAMES R. BIRLE
                                                  ------------------------------

                               POWER OF ATTORNEY
                               -----------------

        The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

        The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon, as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

        Dated this 3rd day of January, 1997


                                        SIGNED: /s/ PAUL J. DARLING, II
                                               -------------------------

                               POWER OF ATTORNEY
                               -----------------




      The undersigned certifies that he is President, Chief Operating Officer and a Director Alco Standard Corporation ("Alco").

      The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

      Dated this 3rd day of January, 1997.





                                       SIGNED:  /s/ KURT E. DINKELACKER
                                              ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.




                                       SIGNED:  /s/ WILLIAM F. DRAKE, JR.
                                              ------------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.



                                       SIGNED:  /s/ JAMES J. FORESE
                                              --------------------------

                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.





                                           SIGNED:  /s/ FREDERICK S. HAMMER
                                                  -----------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of William F. Drake, Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.

                                       SIGNED: /s/ RICHARD A. JALKUT
                                              ---------------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute on her behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.

                                       SIGNED: /s/ BARBARA BARNES HAUPTFUHRER
                                              ---------------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.

                                       SIGNED: /s/ DANA G. MEAD
                                              ---------------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.

                                       SIGNED: /s/ RAY B. MUNDT
                                              ---------------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.

                                       SIGNED: /s/ PAUL C. O'NEILL
                                              ---------------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.

                                       SIGNED: /s/ ROGELIO G.SADA
                                              ---------------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.

                                       SIGNED: /s/ JAMES W. STRATTON
                                              ---------------------------------

                               POWER OF ATTORNEY
                               -----------------

     The undersigned certifies that he is Chairman and Chief Executive Officer of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute on his behalf the foregoing registration statement on Form S-8, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

     Dated this 3rd day of January, 1997.

                                       SIGNED: /s/ JOHN E. STUART
                                              ---------------------------------